COLUMBIA ACORN TRUST

Columbia Thermostat FundSM

(the “Fund”)

Supplement dated December 12, 2011 to the Prospectuses dated May 1, 2011, as supplemented,

and the Statement of Additional Information dated May 1, 2011

The Fund’s investment adviser has made certain changes to the Fund’s allocation of investments in the underlying funds in which it invests (the “Portfolio Funds”). The investment adviser has also removed Columbia Marsico Growth Fund from, and added Columbia Select Large Cap Growth Fund to, the Portfolio Funds.

(A)	Effective immediately, the Fund’s prospectuses dated May 1, 2011, as supplemented, are further supplemented as follows:

(1)	Under the heading Principal Investment Strategies, the table entitled “Allocation of Stock/Bond Assets Within Asset Classes” is replaced in its entirety with the following:

Allocation of Stock/Bond Assets Within Asset Classes
Stock Funds	Type of Fund	Allocation
Columbia Acorn Fund	Small/Mid-cap growth	15%
Columbia Acorn Select	Mid-cap growth	10%
Columbia Acorn International	Small/Mid-cap international growth	20%
Columbia Dividend Income Fund	Large-cap value	20%
Columbia Large Cap Enhanced Core Fund	Large-cap blend	10%
Columbia Contrarian Core Fund	Large-cap blend	15%
Columbia Select Large Cap Growth Fund	Large-cap growth	10%
Total		100%

Bond Funds	Type of Fund	Allocation
Columbia Intermediate Bond Fund	Intermediate-term bonds	50%
Columbia Income Opportunities Fund	High-yield bonds	30%
Columbia U.S. Treasury Index Fund	U.S. Treasury notes/bonds	20%
Total		100%

(2)	The following are added beneath the last bullet point under the heading Principal Risks:

•

Technology Sector Risk – Companies in the technology sector are subject to significant competitive pressures, such as aggressive pricing of their products or services, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments and the potential for limited earnings and/or falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. Also, patent protection is integral to the success of many companies in the technology sector, and profitability can be affected materially by, among other things, the cost of obtaining (or failing to obtain) patent approvals, the cost of litigating patent infringement and the loss of patent protection for products (which significantly increases pricing pressures and can materially reduce profitability with respect to such products). In addition, many technology companies have limited operating histories. Prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Because the Fund invests a significant portion of its net assets in the equity securities of technology companies, the Fund’s price may be more volatile than a fund that is invested in a more diverse range of market sectors.

•

Health Care Sector Risk – Companies in the health care sector are subject to extensive government regulation. Their profitability can be affected significantly and adversely by restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, an increased emphasis on outpatient and other alternative services and other factors. Patent protection is integral to the success of companies in the health care sector, and profitability can be affected materially by, among other things, the cost of obtaining (or failing to obtain) patent approvals, the cost of litigating patent infringement and the loss of patent protection for medical products (which significantly increases pricing pressures and can materially reduce profitability with respect to such products). Companies in the health care sector also potentially are subject to extensive product liability and other similar litigation. Companies in the health care sector are affected by the rising cost of medical products and services, and the effects of such rising costs can be particularly pronounced for companies that are dependent on a relatively limited number of products or services. Medical products also frequently become obsolete due to industry innovation or other causes. Because the Fund invests a significant portion of its net assets in the equity securities of health care companies, the Fund’s price may be more volatile than a fund that is invested in a more diverse range of market sectors.

(3)	In the section entitled Portfolio Funds Summary:

(a)	all references to Columbia Marsico Growth Fund and Marsico Capital Management, LLC are removed.

(b)	the following is added as a new row to the table that provides a brief overview of the investment objectives and principal investments of the Portfolio Funds.

	The Portfolio Fund’s Investment Objective:	About the Portfolio Fund:
Columbia Select Large Cap Growth Fund	• seeks long-term capital appreciation.

•        under normal circumstances, invests at least 80% of its net assets in common stocks of U.S. and foreign companies that have market capitalizations in the range of companies in the Russell 1000 Growth Index at the time of purchase (between $1.4 billion and $400.9 billion as of June 30, 2011) and that the fund’s adviser believes have the potential for long-term growth.

The Portfolio Fund’s Investment Objective:	About the Portfolio Fund:

•        the fund’s adviser combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing the fund’s portfolio.

•        may invest directly in foreign securities or indirectly through depositary receipts.

•        will not concentrate its assets in any single industry but may invest more than 25% of its assets in companies in the technology and health care sectors.

(B)	Effective immediately, the third paragraph that appears under the heading About the Funds’ Investments – Permissible Investments and Related Risks in the Fund’s Statement of Additional Information dated May 1, 2011 is replaced in its entirety with the following:

As of December 12, 2011, and as discussed in the Fund’s prospectuses, Columbia Thermostat Fund may invest in the following Portfolio Funds: Columbia Acorn Fund, Columbia Acorn Select, Columbia Acorn International, Columbia Dividend Income Fund, Columbia Large Cap Enhanced Core Fund, Columbia Contrarian Core Fund, Columbia Select Large Cap Growth Fund, Columbia Intermediate Bond Fund, Columbia Income Opportunities Fund and Columbia U.S. Treasury Index Fund.

C-1596-3 A (12/11)